Exhibit 99.1

NI Holdings, Inc. Annual Meeting of Shareholders | May 22, 2018

SAFE HARBOR STATEMENT This presentation contains “forward - looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward - looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals, and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future,” and the negative of these or similar terms and phrases are intended to identify forward - looking statements. Forward - looking statements involve known and unknown risks, uncertainties, inherent risks, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements. Forward - looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10 - K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward - looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward - looking statements, even if new information becomes available in the future. 2

NI Holdings, Inc. : At a Glance Exchange / Ticker NASDAQ: NODK Share Price (at 5/15/2018): $16.35 Shares Outstanding: 22,352,844 Market Capitalization: $365,469 GAAP Equity at 3/31/2018 : $258,649 Book Value Per Share: $11.57 NI Holdings, Inc. Nodak Insurance Company ND Domicile A.M. Best: A (Excellent) American West Insurance Company ND Domicile A.M. Best: A - (Excellent) Battle Creek Mutual Insurance Company NE Domicile A.M. Best: A (Excellent) Primero Insurance Company NV Domicile A.M. Best: Not Rated History of Organization Apr. 1946 Apr. 2001 Dec. 2010 Sept. 2014 Mar. 2017 Mar. 13, 2017 100% of Nodak Insurance Company stock transferred to NI Holdings, Inc. Nodak Mutual Insurance Company was incorporated under the laws of North Dakota as a property and casualty insurer. American West Insurance Company, a multi - state licensed property casualty insurance company, was acquired through a stock purchase agreement. Entered into an Affiliation Agreement with Battle Creek Mutual Insurance Company, a domestic property casualty insurer under the laws of Nebraska. Primero Insurance Company, a Nevada non - standard auto insurance company, was acquired through a stock purchase agreement. Demutualization of Nodak Mutual Insurance Company. 3

Organization Structure: Experienced Management Team ▪ The majority of the current senior management team has been working together for the past eleven years. ▪ Collectively, the senior management team represents over 100 years of industry experience. ▪ Throughout their careers, members of this team have managed through both soft and hard markets and expansion through M&A. ▪ This team, with Board support, is dedicated to appropriate pricing and achieving positive margins across all lines of business. Title Industry Experience Jim Alexander, President & CEO 28 years Brian Doom, EVP , Secretary/Treasurer & CFO 41 years Pat Duncan, VP Operations 29 years Tim Milius, VP Finance 31 years Dale Thompson, VP Sales 18 years Joe Welsch, VP Marketing & Public Relations 24 years 4

Nodak Insurance Group Coverage Area 5

Nodak Insurance Group 2017 Direct Premiums Written by State 6

Nodak Insurance Group Business Mix All Other 4.2% Non - Standard Auto 6.0% Crop 27.0% Private Passenger Auto 29.4% Home and Farm 33.4% Direct Written Premium Year Ended Dec 31, 2016 All Other 4.1% Non - Standard Auto 5.5% Crop 25.1% Private Passenger Auto 31.1% Home and Farm 34.1% Direct Written Premium Year Ended Dec 31, 2017 7

Nodak Insurance Group Business Mix Crop 2.8% All Other 5.5% Non - Standard Auto 7.3% Private Passenger Auto 40.8% Home and Farm 43.6% Direct Written Premium Three Months Ended March 31, 2017 Crop 0.0% All Other 5.3% Non - Standard Auto 8.2% Private Passenger Auto 42.1% Home and Farm 44.4% Direct Written Premium Three Months Ended March 31, 2018 8

Nodak Insurance Group Overview Growth in Direct Written Premium By Company : ▪ Nodak Insurance Company ▪ March 2018: $24.1M ▪ March 2017: $24.4 M ▪ American West Insurance Company ▪ March 2018: $3.2 M ▪ March 2017: $2.0 M ▪ Primero Insurance Company ▪ March 2018: $3.2 M ▪ March 2017: $2.7 M ▪ Battle Creek Mutual Insurance Company ▪ March 2018: $8.8 M ▪ March 2017: $7.3 M ▪ Total ▪ March 2018: $ 39.3 ▪ March 2017: $ 36.4 $7.3 $2.7 $2.0 $24.4 $8.8 $3.2 $3.2 $24.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Battle Creek Primero American West Nodak Millions Direct Written Premium by Company Three Months Ended March 31 2018 2017 9

Nodak Insurance Group Overview $7.6 $10.8 $48.9 $53.2 $60.4 $8.0 $10.8 $49.0 $60.8 $66.6 $- $20.0 $40.0 $60.0 $80.0 All Others Non-Standard Auto Crop Private Passenger Auto Home and Farm Millions Direct Written Premium Growth By Lines of Business Year Ended December 31 2017 2016 2017 Total DWP: $195.2M 2016 Total DWP: $180.9M $1.0 $2.0 $2.7 $14.8 $15.9 $0.0 $2.1 $3.2 $16.5 $17.5 $0.0 $5.0 $10.0 $15.0 $20.0 Crop All Others Non-Standard Auto Private Passenger Auto Home and Farm Millions Direct Written Premium Growth By Lines of Business Three Months Ended March 31 2018 2017 March 2018 Total DWP = $39.3M March 2017 Total DWP = $36.4M 10

NI Holdings, Inc. Financial Ratios 77.6% 25.6% 103.2% 68.4% 24.8% 93.1% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Loss and LAE Ratio Expense Ratio Combined Ratio Year Ended December 31 2016 2017 54.0% 30.5% 84.5% 52.2% 32.9% 85.1% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Loss and LAE Ratio Expense Ratio Combined Ratio Three Months Ended March 31 2017 2018 11

Award - Winning Workplace ▪ Nodak Insurance Company and Battle Creek Mutual Insurance Company are rated A (Excellent) by A.M. Best. American West Insurance Company carries an A - (Excellent) rating. Primero Insurance Company is not rated. ▪ Nodak Insurance Company is recognized as one of Ward’s 50 Top Performing Property/Casualty Insurance Companies for five consecutive years and six in the last seven years as of July 2017. ▪ Nodak Insurance Company is recognized by United Way of Cass - Clay as one of the top 50 most generous workplaces. 12